UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2014

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS      June 30, 2014         Unaudited

		Principal Amount	Value
Asset-Backed Securities—0.5%
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.929%, 11/15/23[1]	EUR	6,972,613	$9,080,043
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.956%, 7/24/23[1]	EUR	4,650,000	5,595,287
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 4.254%, 1/25/23[1]	EUR	6,470,000	8,409,315
Harvest CLO IA SA:
Series I-X, Cl. C, 2.216%, 3/29/17[1]	EUR	1,015,000	1,389,668
Series I-X, Cl. D, 3.316%, 3/29/17[1]	EUR	2,530,000	3,393,377
Series I-X, Cl. E, 7.916%, 3/29/17[1]	EUR	2,530,000	3,340,856
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.811%, 12/14/22[1]	EUR	6,034,185	7,859,395
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 4.206%, 7/24/23[1]	EUR	1,654,222	1,939,383
Theseus European CLO SA, Series 2006-1X, Cl. E, 4.387%, 8/27/22[1]	EUR	3,505,000	4,540,733

Total Asset-Backed Securities (Cost $42,608,234)			45,548,057

Mortgage-Backed Obligation—0.2%
IM Pastor 4 Fondo de Titulizacion de Activos, Series 4, Cl. A, 0.356%, 3/22/44[1] (Cost $16,615,076)	EUR	15,337,444	18,753,492

U.S. Government Obligation—1.4%
United States Treasury Nts., 0.375%, 3/31/16[2] (Cost $132,836,992)		133,000,000	133,025,935

Foreign Government Obligations—61.5%
Angola—0.2%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		15,840,000	17,328,168
Argentina—0.1%
Republic of Argentina Sr. Unsec. Nts., 7%, 4/17/17		9,855,000	9,253,845
Republic of Argentina Unsec. Nts., 8.75%, 5/7/24		2,810,000	2,641,400

			11,895,245

Australia—1.5%
Australia Government Bonds:
2.00%, 8/21/35	AUD	10,000,000	10,464,152
3.25%, 4/21/29	AUD	4,625,000	4,040,107
New South Wales Treasury Corp. Sr. Unsec. Nts., 6%, 5/1/23	AUD	20,000,000	22,208,339
Queensland Treasury Corp. Sr. Unsec. Nts.:
Series 22, 6.00%, 7/21/22	AUD	7,400,000	8,057,712
Series 25, 4.75%, 7/21/25[3]	AUD	25,000,000	24,949,372
Series 33, 6.50%, 3/14/33	AUD	25,590,000	30,250,904
Victoria Treasury Corp. Sr. Unsec. Nts., 5.50%, 11/17/26	AUD	31,385,000	33,727,769

			133,698,355

Belgium—1.9%
Kingdom of Belgium Bonds, Series 58, 3.75%, 9/28/20	EUR	100,000,000	161,062,679
Kingdom of Belgium Unsec. Bonds, Series 60, 4.25%, 3/28/41[3]	EUR	5,055,000	8,979,562

			170,042,241

1  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Brazil—3.5%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[3]		$13,305,000	$13,491,270
Federative Republic of Brazil International Bonds, 4.25%, 1/7/25		6,845,000	6,945,964
Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills, 10.933%, 1/1/15	BRL	330,705,000	141,811,602
Federative Republic of Brazil Nota Do Tesouro Nacional Sr. Unsec. Nts.:
9.762%, 1/1/17	BRL	146,800,000	64,242,648
13.532%, 5/15/23	BRL	57,500,000	63,969,795
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts., 10%, 1/1/23	BRL	42,785,000	17,372,400
Federative Republic of Brazil Sr. Unsec. Nts., 4.875%, 1/22/21		13,683,000	14,982,885

			322,816,564
Canada—0.8%
Canada Unsec. Bonds, 3.75%, 6/1/19	CAD	73,380,000	75,899,697

Colombia—1.1%
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		11,360,000	11,740,560
4.375%, 7/12/21		15,315,000	16,471,283
5.625%, 2/26/44		19,205,000	21,605,625
8.125%, 5/21/24		12,670,000	17,104,500
Series B, 6.00%, 4/28/28	COP	16,735,000,000	8,137,087
Series B, 7.00%, 5/4/22	COP	17,639,000,000	9,686,183
Series B, 10.00%, 7/24/24	COP	20,281,000,000	13,475,658

			98,220,896
Croatia—0.4%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[3]		23,710,000	24,747,313
6.375%, 3/24/21[3]		5,470,000	6,037,512
6.75%, 11/5/19[3]		5,270,000	5,935,337

			36,720,162
Denmark—0.5%
Kingdom of Denmark Bonds, 4%, 11/15/19	DKK	217,580,000	47,331,487

Dominican Republic—0.2%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[3]		8,540,000	8,967,000
Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[3]		9,690,000	10,159,965

			19,126,965
Ecuador—0.2%
Republic of Ecuador Sr. Unsec. Bonds, 7.95%, 6/20/24[3]		12,705,000	13,130,618

Finland—0.6%
Republic of Finland Bonds, 2%, 4/15/24[3]	EUR	35,000,000	50,370,371

France—3.8%
French Republic OAT Bonds:
0.25%, 11/25/16	EUR	83,120,000	114,186,573
1.00%, 5/25/19	EUR	50,000,000	70,015,116

2  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
France (Continued)
French Republic OAT Bonds: (Continued)
2.25%, 5/25/24	EUR	29,970,000	$43,504,956
3.25%, 5/25/45	EUR	51,435,000	78,382,402
3.75%, 4/25/21	EUR	24,560,000	39,905,098

			345,994,145

Gabon—0.1%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[3]		10,925,000	11,988,439

Germany—4.0%
Federal Republic of Germany Unsec. Bonds:
0.25%, 6/10/16	EUR	81,690,000	112,346,825
1.75%, 2/15/24	EUR	27,515,000	39,563,306
2.50%, 10/10/14	EUR	50,050,000	68,989,760
2.50%, 8/15/46	EUR	97,080,000	142,473,610

			363,373,501

Greece—1.1%
Athens Urban Transportation Organisation Sr. Unsec. Nts., 4.851%, 9/19/16	EUR	7,135,000	9,673,917
Hellenic Republic Sr. Unsec. Bonds:
5.20%, 7/17/34	EUR	16,700,000	18,718,219
6.14%, 4/14/28	EUR	31,200,000	40,994,518
Hellenic Republic Sr. Unsec. Nts.: 3.80%, 8/8/17	JPY	2,511,000,000	23,953,535
Series 15BR, 5.00%, 8/22/16	JPY	418,400,000	4,055,773

			97,395,962

Hungary—0.6%
Hungary Sr. Unsec. Nts.:
5.375%, 2/21/23		12,480,000	13,494,000
5.375%, 3/25/24		5,930,000	6,359,925
7.625%, 3/29/41		2,435,000	3,130,485
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	2,494,000,000	13,361,842
Series 23/A, 6.00%, 11/24/23	HUF	3,201,000,000	16,080,136

			52,426,388

India—2.1%
Republic of India Sr. Unsec. Bonds:
7.28%, 6/3/19	INR	5,573,000,000	88,456,283
8.12%, 12/10/20	INR	2,450,000,000	39,793,304
8.83%, 11/25/23	INR	3,647,000,000	61,219,574

			189,469,161

Indonesia—1.8%
Perusahaan Penerbit SBSN Indonesia Sr. Unsec. Nts., 4%, 11/21/18[3]		22,030,000	22,856,125
Perusahaan Penerbit SBSN Indonesia Unsec. Nts., 6.125%, 3/15/19[3]		12,935,000	14,438,694
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[3]		7,030,000	6,555,475
4.875%, 5/5/21[3]		16,580,000	17,491,900

3  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Indonesia (Continued)
Republic of Indonesia Sr. Unsec. Bonds: (Continued)
5.375%, 10/17/23[3]		$5,965,000	$6,360,181
5.875%, 1/15/24[3]		8,255,000	9,132,094
11.625%, 3/4/19[3]		3,750,000	5,118,750
Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34	IDR	277,890,000,000	22,321,119
Series FR70, 8.375%, 3/15/24	IDR	363,460,000,000	31,010,849
Series FR71, 9.00%, 3/15/29	IDR	300,750,000,000	26,131,610

			161,416,797

Italy—6.1%
Republic of Italy Buoni Poliennali del Tesoro Unsec. Bonds:
3.50%, 11/1/17	EUR	21,770,000	32,270,419
4.00%, 9/1/20	EUR	54,165,000	83,802,056
4.50%, 3/1/19	EUR	126,305,000	198,195,556
4.50%, 3/1/24	EUR	15,000,000	23,644,230
4.75%, 9/1/44[3]	EUR	20,230,000	31,639,957
5.00%, 9/1/40	EUR	40,540,000	65,743,842
Republic of Italy Buoni Poliennali del Tesoro Unsec. Nts., 4.75%, 5/1/17	EUR	27,240,000	41,406,134
Republic of Italy Certificati di Credito del Tesoro Unsec. Nts., 1.228%, 10/15/17[1]	EUR	22,685,000	31,309,766
Republic of Italy International Sr. Unsec. Bonds, 4.50%, 6/8/15	JPY	5,000,000,000	51,214,797

			559,226,757

Ivory Coast—0.5%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[1]		48,835,000	47,675,169

Japan—6.3%
Japan Bank for International Cooperation Sr. Unsec. Nts., 2.30%, 3/19/18	CAD	13,205,000	12,533,371
Japan Sr. Unsec. Bonds:
Series 112, 2.10%, 6/20/29	JPY	5,243,000,000	59,830,753
Series 134, 1.80%, 3/20/32	JPY	14,053,000,000	151,463,610
Series 143, 1.60%, 3/20/33	JPY	13,914,000,000	143,881,377
Series 328, 0.60%, 3/20/23	JPY	1,115,000,000	11,149,846
Series 329, 0.80%, 6/20/23	JPY	3,029,000,000	30,760,414
Series 36, 2.00%, 3/20/42	JPY	12,678,000,000	135,281,850
Series 38, 1.80%, 3/20/43	JPY	3,031,000,000	30,904,830

			575,806,051

Kazakhstan—0.1%
Development Bank of Kazakhstan JSC Sr. Unsec. Bonds, 4.125%, 12/10/22[3]		6,270,000	5,965,905

Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds:
5.875%, 6/24/19[3]		4,435,000	4,532,570
6.875%, 6/24/24[3]		5,880,000	6,126,960

			10,659,530

4  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Latvia—0.1%
Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[3]		$11,040,000	$12,406,200

Lithuania—0.5%
Republic of Lithuania Sr. Unsec. Bonds:
5.125%, 9/14/17[3]		19,515,000	21,551,976
6.125%, 3/9/21[3]		17,575,000	20,622,505

			42,174,481

Malaysia—0.6%
1MDB Global Investments Ltd. Sr. Unsec. Nts., 4.40%, 3/9/23		30,000,000	28,749,000
Federation of Malaysia Sr. Unsec. Bonds, 4.262% Sr. Unsec. Nts., 9/15/16	MYR	83,350,000	26,477,837

			55,226,837

Mexico—1.9%
United Mexican States Sr. Unsec. Nts., 5.625%, 3/19/14	GBP	8,000,000	13,533,751
United Mexican States Treasury Bills, 3.06%, 11/27/14	MXN	296,500,000	22,574,087
United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	352,750,000	28,967,862
Series M10, 7.75%, 12/14/17	MXN	751,940,000	64,898,389
Series M20, 7.50%, 6/3/27	MXN	141,470,000	12,397,302
Series M20, 8.50%, 5/31/29	MXN	203,080,000	19,161,213
Series M30, 8.50%, 11/18/38	MXN	96,800,000	9,131,127
Series M30, 10.00%, 11/20/36	MXN	45,100,000	4,847,849

			175,511,580

Morocco—0.2%
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[3]		15,555,000	15,652,219

Netherlands—0.9%
Kingdom of the Netherlands Unsec. Bonds:
4.00%, 7/15/19[3]	EUR	37,870,000	60,898,660
4.00%, 1/15/37[3]	EUR	13,535,000	24,515,025

			85,413,685

Panama—0.3%
Republic of Panama Sr. Unsec. Bonds:
5.20%, 1/30/20		8,220,000	9,214,620
6.70%, 1/26/36		4,700,000	5,820,950
8.875%, 9/30/27		5,655,000	8,129,062
9.375%, 4/1/29		4,965,000	7,412,745

			30,577,377

Peru—0.6%
Republic of Peru Sr. Unsec. Bonds:
6.55%, 3/14/37		8,595,000	10,842,592
7.35%, 7/21/25		12,745,000	16,950,850
7.84%, 8/12/20[3]	PEN	35,005,000	14,397,393
8.20%, 8/12/26[3]	PEN	34,370,000	15,047,023

			57,237,858

5  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Philippines—0.6%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		$13,055,000	$16,171,881
6.375%, 10/23/34		15,880,000	20,048,500
7.75%, 1/14/31		2,575,000	3,566,375
9.875%, 1/15/19		8,165,000	10,849,244
10.625%, 3/16/25		3,075,000	4,839,281

			55,475,281

Poland—0.4%
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		18,715,000	18,228,410
5.125%, 4/21/21		11,940,000	13,462,350

			31,690,760

Portugal—0.1%
Republic of Portugal Obrigacoes do Tesouro OT Sr. Unsec. Bonds, 4.75%, 6/14/19	EUR	6,620,000	10,076,403

Romania—0.8%
Romania Sr. Unsec. Bonds:
4.875%, 1/22/24[3]		5,395,000	5,765,906
6.125%, 1/22/44[3]		6,275,000	7,146,284
6.75%, 2/7/22[3]		21,270,000	25,470,825
Romania Unsec. Bonds:
5.85%, 4/26/23	RON	26,670,000	9,261,580
5.90%, 7/26/17	RON	64,340,000	21,887,576

			69,532,171

Russia—2.2%
AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[3]	RUB	132,500,000	3,643,935
Russian Federation Sr. Unsec. Bonds:
4.875%, 9/16/23[3]		10,020,000	10,395,750
5.875%, 9/16/43[3]		10,140,000	10,900,500
7.50%, 3/31/30[1,3]		21,748,750	25,231,595
Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[3]		19,465,000	20,847,015
Russian Federation Unsec. Bonds:
Series 6203, 6.90%, 8/3/16	RUB	512,800,000	14,842,432
Series 6205, 7.60%, 4/14/21	RUB	252,500,000	7,257,285
Series 6206, 7.40%, 6/14/17	RUB	379,800,000	11,016,715
Series 6209, 7.60%, 7/20/22	RUB	208,300,000	5,925,591
Series 6210, 6.80%, 12/11/19	RUB	689,000,000	19,277,804
Series 6212, 7.05%, 1/19/28	RUB	205,900,000	5,448,244
Series 6215, 7.00%, 8/16/23	RUB	419,000,000	11,477,949
Series 6216, 6.70%, 5/15/19	RUB	1,610,600,000	45,129,984
Vnesheconombank Sr. Unsec. Bonds, Series 9, 7.90%, 3/18/21[1]	RUB	181,100,000	5,266,425
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 5.942%, 11/21/23[3]		6,280,000	6,350,336

			203,011,560

Serbia—0.2%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[3]		9,585,000	10,040,288

6  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Serbia (Continued)
Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[3]		$10,475,000	$11,195,156

			21,235,444

Singapore—0.2%
Republic of Singapore Sr. Unsec. Bonds, 2.375%, 4/1/17	SGD	25,130,000	21,261,221

Slovenia—0.2%
Republic of Slovenia Bonds, 4.125%, 2/18/19[3]		15,645,000	16,520,338

South Africa—2.3%
Republic of South Africa Sr. Unsec. Bonds:
5.875%, 5/30/22		4,585,000	5,123,738
5.875%, 9/16/25		17,455,000	19,453,598
Series R204, 8.00%, 12/21/18	ZAR	335,000,000	32,029,244
Series R207, 7.25%, 1/15/20	ZAR	271,900,000	24,960,446
Series R208, 6.75%, 3/31/21	ZAR	540,240,000	47,631,947
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	346,600,000	31,803,442
Series R186, 10.50%, 12/21/26	ZAR	463,700,000	50,899,130

			211,901,545

Spain—1.5%
Autonomous Community of Madrid Spain Sr. Unsec. Bonds, 4.30%, 9/15/26	EUR	9,875,000	14,646,665
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	NOK	85,000,000	14,128,069
Kingdom of Spain Bonds:
3.80%, 4/30/24[3]	EUR	15,000,000	22,534,009
5.15%, 10/31/44[3]	EUR	11,890,000	19,668,429
Kingdom of Spain Sr. Unsec. Bonds:
2.75%, 10/31/24[3]	EUR	24,000,000	32,798,459
4.50%, 1/31/18	EUR	18,675,000	28,765,503

			132,541,134

Sri Lanka—0.3%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[3]		6,665,000	6,923,269
6.00%, 1/14/19[3]		7,130,000	7,522,150
6.25%, 10/4/20[3]		7,995,000	8,534,662

			22,980,081

Sweden—0.2%
Kingdom of Sweden Unsec. Bonds, 4.25%, 3/12/19	SEK	108,600,000	18,712,250

Tanzania—0.1%
United Republic of Tanzania Sr. Unsec. Nts., 6.332%, 3/9/20[1]		11,185,000	11,967,950

Turkey—2.2%
Republic of Turkey Bonds:
8.30%, 10/7/15	TRY	14,215,000	6,736,458
8.80%, 11/14/18	TRY	44,165,000	21,247,605
8.80%, 9/27/23	TRY	34,465,000	16,373,559
10.40%, 3/20/24	TRY	20,180,000	10,599,120
10.50%, 1/15/20	TRY	12,240,000	6,297,366

7  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Turkey (Continued)
Republic of Turkey Bonds: (Continued)
10.70%, 2/24/16	TRY	59,855,000	$29,435,913
Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	7,030,000	10,328,890
6.25%, 9/26/22		14,495,000	16,369,204
6.625%, 2/17/45		10,790,000	12,543,375
6.875%, 3/17/36		5,460,000	6,449,625
7.375%, 2/5/25		9,290,000	11,310,575
Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15[4]	TRY	20,680,000	13,951,906
6.30%, 2/14/18	TRY	28,925,000	12,867,843
7.10%, 3/8/23	TRY	25,530,000	10,953,823
9.00%, 3/8/17	TRY	28,485,000	13,740,860

			199,206,122

Ukraine—0.2%
Ukraine International Bonds:
6.875%, 9/23/15[3]		1,675,000	1,646,022
7.50%, 4/17/23[3]		4,690,000	4,437,913
7.80%, 11/28/22[3]		12,210,000	11,614,763
7.95%, 2/23/21[3]		4,690,000	4,508,262

			22,206,960

United Arab Emirates—0.4%
Dubai DOF Sukuk Ltd. Sr. Unsec. Nts., 3.875%, 1/30/23		3,765,000	3,732,809
Emirate of Dubai Sr. Unsec. International Bonds:
5.25%, 1/30/43		7,780,000	7,275,856
5.591%, 6/22/21		16,525,000	18,516,263
7.75%, 10/5/20		6,100,000	7,676,850

			37,201,778

United Kingdom—6.1%
United Kingdom Unsec. Treasury Bonds:
3.75%, 9/7/21	GBP	104,275,000	194,945,410
4.00%, 9/7/16	GBP	41,200,000	75,012,780
4.25%, 12/7/55	GBP	15,155,000	31,128,551
4.75%, 12/7/38	GBP	37,875,000	79,946,602
5.00%, 9/7/14	GBP	100,000,000	172,587,671

			553,621,014

Uruguay—0.3%
Oriental Republic of Uruguay Sr. Unsec. Bonds:
4.50%, 8/14/24		24,155,000	25,688,843
5.10%, 6/18/50		2,420,000	2,395,800

			28,084,643

Venezuela—0.5%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds:
7.00%, 3/31/38		2,435,000	1,722,763
7.75%, 10/13/19		30,220,000	26,291,400
8.25%, 10/13/24		8,110,000	6,548,825

8  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Venezuela (Continued)
Bolivarian Republic of Venezuela Sr. Unsec. Bonds: (Continued)
13.625%, 8/15/18[3]		$8,695,000	$9,216,700

			43,779,688

Total Foreign Government Obligations (Cost $5,434,221,245)			5,603,185,154

Corporate Bonds and Notes—24.7%
Consumer Discretionary—1.0%
Auto Components—0.1%
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,485,000	4,660,696
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,585,000	9,091,298

			13,751,994

Automobiles—0.1%
Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts., 8/1/18[3]		6,035,000	6,186,980
Toyota Motor Credit Corp., 1.80% Sr. Unsec. Nts., 7/23/20	EUR	3,910,000	5,541,812

			11,728,792

Hotels, Restaurants & Leisure—0.1%
GTECH SpA, 8.25% Jr. Sub. Nts., 3/31/66[1,3]	EUR	5,970,000	8,820,933

Media—0.7%
Altice SA, 7.25% Sr. Sec. Nts., 5/15/22[3]	EUR	13,115,000	19,053,830
Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[3]		3,920,000	4,341,400
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[3]	EUR	6,840,000	10,419,688
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[3]	GBP	3,315,000	6,234,947
Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21[3]	GBP	6,845,000	12,323,689
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[3]		6,485,000	6,976,757

			59,350,311

Textiles, Apparel & Luxury Goods—0.0%
Levi Strauss & Co., 7.75% Sr. Unsec. Nts., 5/15/18	EUR	175,000	250,662

Consumer Staples—0.3%
Beverages—0.1%
Compania Brasileira de Aluminio, 4.75% Sr. Unsec. Nts., 6/17/24[3]		5,170,000	5,092,450
Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[3]		3,065,000	3,271,345
5.75% Sr. Unsec. Nts., 4/7/21[3]		2,550,000	2,934,321

			11,298,116

Food Products—0.2%
BRF SA:
4.75% Sr. Unsec. Nts., 5/22/24[3]		2,725,000	2,690,937
5.875% Sr. Unsec. Nts., 6/6/22[3]		6,860,000	7,443,100
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[3]		4,225,000	4,284,150
Marfrig Overseas Ltd., 9.50% Sr. Unsec. Nts., 5/4/20[3]		4,440,000	4,817,400

			19,235,587

9  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Energy—3.8%
Energy Equipment & Services—0.7%
North Atlantic Drilling Ltd., 6.16% Sr. Unsec. Nts., 10/30/18[1,3]	NOK	21,500,000	$3,527,046
Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[3]		9,502,191	10,195,851
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[3]		6,380,000	5,757,950
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[3]		10,455,000	10,611,825
Seadrill Ltd., 6.125% Sr. Unsec. Nts., 9/15/17[3]		8,660,000	9,157,950
Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[3]		9,390,000	9,845,866
Sinopec Group Overseas Development 2014 Ltd., 2.75% Sr. Unsec. Nts., 4/10/19[3]		12,930,000	13,020,898

			62,117,386

Oil, Gas & Consumable Fuels—3.1%
Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[3]		6,070,000	6,297,625
Alliance Oil Co. Ltd., 7% Sr. Unsec. Nts., 5/4/20[3]		7,630,000	7,076,825
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[3]		9,430,000	9,900,651
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[3]		2,910,000	2,786,325
Delek & Avner Tamar Bond Ltd.:
3.839% Sr. Sec. Nts., 12/30/18[3]		2,325,000	2,344,600
5.082% Sr. Sec. Nts., 12/30/23[3]		2,335,000	2,380,736
Dolphin Energy Ltd., 5.50% Sr. Sec. Nts., 12/15/21[3]		7,720,000	8,791,150
Ecopetrol SA:
5.875% Sr. Unsec. Nts., 5/28/45		5,800,000	6,037,800
7.625% Sr. Unsec. Nts., 7/23/19		1,415,000	1,740,450
Empresa Nacional del Petroleo:
4.75% Sr. Unsec. Nts., 12/6/21[3]		11,680,000	12,446,185
5.25% Sr. Unsec. Nts., 8/10/20[3]		6,155,000	6,758,578
Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[3]		4,630,000	4,629,074
5.999% Sr. Unsec. Nts., 1/23/21[3]		4,250,000	4,552,812
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23		5,000,000	5,336,450
KazMunayGas National Co. JSC:
5.75% Sr. Unsec. Nts., 4/30/43[3]		4,395,000	4,241,175
7.00% Sr. Unsec. Nts., 5/5/20[3]		2,950,000	3,370,375
9.125% Sr. Unsec. Nts., 7/2/18[3]		6,655,000	8,043,233
MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[3]		4,180,000	4,451,700
7.00% Sr. Unsec. Nts., 3/31/24[3]		3,325,000	3,674,125
Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[3]		4,215,000	3,956,831
7.75% Sr. Unsec. Nts., 2/21/17[3]	RUB	61,420,000	1,746,913
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[3]		1,233,750	1,335,534
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[3]		11,141,000	11,571,800
5.45% Sr. Unsec. Nts., 10/14/21[3]		596,000	664,892
Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[3]		21,430,000	21,376,425
Petroleos de Venezuela SA:
5.375% Sr. Unsec. Nts., 4/12/27		9,000,000	5,616,000

10  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petroleos de Venezuela SA: (Continued)
6.00% Sr. Unsec. Nts., 11/15/26[3]		$17,715,000	$11,426,175
9.00% Sr. Unsec. Nts., 11/17/21		15,650,000	13,379,185
Petroleos Mexicanos:
3.50% Sr. Unsec. Nts., 1/30/23		9,915,000	9,706,785
6.375% Sr. Unsec. Nts., 1/23/45[3]		17,325,000	20,161,969
6.625% Sr. Unsec. Nts., 6/15/35		6,905,000	8,165,163
8.00% Sr. Unsec. Nts., 5/3/19		27,930,000	34,744,920
Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[3]		2,503,333	2,691,083
9.75% Sr. Unsec. Nts., 8/14/19[3]		4,665,000	5,901,225
Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[3]		11,595,000	15,441,699
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[3]		3,030,000	2,931,525
Tengizchevroil Finance Co. Sarl, 6.124% Sr. Sec. Nts., 11/15/14[3]		1,007,482	1,024,015
Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[3]		4,056,000	4,228,380

			280,930,388

Financials—11.2%
Capital Markets—0.7%
Deutsche Bank Capital Trust V, 4.901% Jr. Sub. Perpetual Bonds[1,5,6]		23,100,000	22,869,000
Fermaca Enterprises S de RL de CV, 6.375% Sr. Sec. Nts., 3/30/38[3]		3,870,000	4,053,825
Mdc-Gmtn BV, 3.25% Sr. Unsec. Nts., 4/28/22[3]		7,775,000	7,843,031
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[3]	MXN	151,500,000	11,226,531
UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[1]		19,715,000	21,639,717

			67,632,104

Commercial Banks—7.7%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[3]	TRY	11,095,000	4,887,372
America Movil SAB de CV, 8.46% Sr. Unsec. Nts., 12/18/36	MXN	140,800,000	10,734,032
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[3]	BRL	8,360,000	3,613,397
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[1,6]		2,000,000	2,245,000
Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[3]		13,935,000	14,823,356
Banco do Brasil SA (Cayman), 9% Jr. Sub. Perpetual Bonds[1,3,6]		2,135,000	2,116,319
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[3]		7,685,000	8,261,375
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[3]	BRL	14,290,000	6,241,163
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 4.125% Sr. Unsec. Nts., 11/9/22[3]		1,940,000	1,983,650
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		17,730,000	17,917,938
Bank of Scotland plc:
4.875% Sec. Nts., 11/8/16	GBP	5,170,000	9,529,769
4.875% Sec. Nts., 12/20/24	GBP	8,675,000	17,008,891
Barclays plc:
7.00% Jr. Sub. Perpetual Bonds[1,6]	GBP	11,433,000	19,395,582
8.25% Jr. Sub. Perpetual Bonds[1,6]		23,000,000	24,426,000
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[3]		5,985,000	6,359,062

11  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[1,6]	GBP	9,965,000	$17,743,001
BPCE SA:
5.25% Jr. Sub. Perpetual Bonds[1,6]	EUR	3,145,000	4,318,076
5.70% Sub. Nts., 10/22/23[3]		4,235,000	4,676,922
9.00% Jr. Sub. Perpetual Bonds[1,6]	EUR	25,150,000	35,956,227
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[3]		10,265,000	10,572,950
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[3]		15,775,000	19,207,861
Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[3]		10,355,000	10,846,862
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[3]		8,480,000	8,442,501
Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,3,6]		3,486,000	3,710,411
8.375% Jr. Sub. Perpetual Bonds[1,5,6]		41,450,000	49,170,062
8.375% Jr. Sub. Perpetual Bonds[1,6]		1,200,000	1,423,500
Danske Bank, 5.684% Jr. Sub. Perpetual Bonds[1,6]	GBP	7,025,000	12,713,883
DBS Bank Ltd., 3.625% Sub. Nts., 9/21/22[1,3]		3,935,000	4,072,792
DTEK Finance plc, 7.875% Sr. Unsec. Nts., 4/4/18[3]		535,000	450,845
EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	5,527,757
European Investment Bank, 6% Sr. Unsec. Nts., 8/6/20	AUD	15,000,000	15,881,786
Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23		4,645,000	4,644,489
Finansbank AS, 6.25% Sr. Unsec. Nts., 4/30/19[3]		3,905,000	4,042,066
Grupo Aval Ltd.:
4.75% Sr. Unsec. Nts., 9/26/22[3]		8,130,000	8,048,700
5.25% Sr. Unsec. Nts., 2/1/17[3]		1,780,000	1,904,600
HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[1,6]	GBP	3,385,000	6,257,984
Hungarian Development Bank, 6.25% Sr. Unsec. Nts., 10/21/20[3]		11,000,000	12,261,040
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]		4,395,000	4,570,800
ICICI Bank Ltd. (Dubai), 4.80% Sr. Unsec. Nts., 5/22/19[3]		3,665,000	3,880,704
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[3]		8,705,000	8,820,089
Lloyds Banking Group plc, 7% Jr. Sub. Perpetual Bonds[1,6]	GBP	10,000,000	17,637,688
Lloyds TSB Bank plc, 6% Sec. Nts., 2/8/29	GBP	15,365,000	33,367,800
Mizuho Bank Ltd., 2.45% Sr. Unsec. Nts., 4/16/19[3]		4,890,000	4,942,215
Oversea-Chinese Banking Corp. Ltd.:
3.75% Sub. Nts., 11/15/22[1]		4,500,000	4,646,025
4.00% Sub. Nts., 10/15/24[1,3]		22,000,000	22,407,902
4.25% Sub. Nts., 6/19/24[3]		15,000,000	15,076,875
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,3,6]	GBP	8,355,000	15,229,309
RBS Capital Trust III, 5.512% Jr. Sub. Perpetual Bonds[1,6]		6,328,000	6,296,360
Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23		8,720,000	9,462,456
Royal Bank of Scotland plc (The):
2.375% Sub. Nts., 11/2/15	CHF	3,020,000	3,482,260
13.125% Sub. Nts., 3/19/22[1]	AUD	30,052,000	34,099,262
Santander UK plc, 5% Sub. Nts., 11/7/23[3]		6,530,000	7,062,038
Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[1,6]	GBP	1,760,000	3,073,962
Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[3]		6,100,000	6,197,021
Societe Generale SA:
5.00% Sub. Nts., 1/17/24[3]		4,540,000	4,754,510
5.922% Jr. Sub. Perpetual Bonds[1,3,6]		12,480,000	13,384,800
6.00% Jr. Sub. Perpetual Bonds[1,3,6]		5,000,000	4,919,440

12  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Societe Generale SA: (Continued)
7.875% Jr. Sub. Perpetual Bonds[1,3,6]		$12,120,000	$12,925,980
8.25% Jr. Sub. Perpetual Bonds[1,6]		5,000,000	5,452,625
Standard Chartered plc, 5.20% Sub. Nts., 1/26/24[3]		10,000,000	10,679,450
State Bank of India (London), 4.875% Sr. Unsec. Nts., 4/17/24[3]		2,710,000	2,749,807
TC Ziraat Bankasi AS, 4.25% Sr. Unsec. Nts., 7/3/19[3,7]		12,510,000	12,447,450
Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18		6,125,000	6,329,483
Turkiye Garanti Bankasi AS, 4.75% Sr. Unsec. Nts., 10/17/19[3]		3,870,000	3,918,375
Turkiye Halk Bankasi AS, 4.75% Sr. Unsec. Nts., 6/4/19[3]		3,090,000	3,094,944
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[3]		2,670,000	2,589,900
United Overseas Bank Ltd., 2.875% Sub. Nts., 10/17/22[1]		3,000,000	3,027,930
Woori Bank Co. Ltd., 4.75% Sub. Nts., 4/30/24[3]		20,000,000	20,228,760

			698,173,441

Consumer Finance—0.0%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8]		14,000,000	805,000

Diversified Financial Services—1.5%
ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[1,6]	EUR	11,455,000	16,097,950
AG Spring Finance II Ltd., 9.50% Sr. Sec. Nts., 6/1/19[3]	EUR	2,000,000	2,612,624
AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[3]	EUR	2,000,000	2,738,600
AyT Cedulas Cajas X Fondo de Titulizacion, 3.75% Sec. Nts., 6/30/25	EUR	5,000,000	7,093,029
Baggot Securities Ltd., 10.25% Sec. Perpetual Bonds[3,6]	EUR	7,595,000	11,465,816
Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[3]		8,530,000	8,188,800
5.75% Sub. Nts., 9/28/22[3]		5,645,000	5,564,502
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[4,8]	MXN	27,602,566	—
Cedulas TDA 6 Fondo de Titulizacion de Activos, 3.875% Sec. Nts., 5/23/25	EUR	5,000,000	7,325,433
China Overseas Finance Cayman II Ltd., 5.50% Sr. Unsec. Nts., 11/10/20		5,000,000	5,301,750
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[3]		5,610,000	6,065,812
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[3]		23,865,000	25,367,302
FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[3]	EUR	4,820,000	7,239,403
JPMorgan Hipotecaria su Casita:
6.10% Sec. Nts., 9/25/35[4]	MXN	7,288,071	769,464
6.47% Sec. Nts., 8/26/35[4,5]	MXN	34,101,099	261,950
Magyar Export-Import Bank Zrt, 5.50% Sr. Unsec. Nts., 2/12/18[3]		8,720,000	9,416,205
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[3]		8,735,000	9,936,063
NN Group NV:
4.625% Sub. Nts., 4/8/44[1]	EUR	1,490,000	2,134,980
6.375% Sub. Nts., 5/7/27[1]	EUR	6,400,000	9,765,848
SPCM SA, 5.50% Sr. Unsec. Nts., 6/15/20[3]	EUR	775,000	1,148,757

			138,494,288

Insurance—0.7%
Assicurazioni Generali SpA, 7.75% Sr. Sub. Nts., 12/12/42[1]	EUR	2,000,000	3,443,365
Aviva plc, 6.125% Jr. Sub. Perpetual Bonds[1,6]	GBP	6,890,000	12,649,735

13  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Insurance (Continued)
AXA SA, 6.379% Jr. Sub. Perpetual Bonds[1,3,6]		$20,000,000	$21,800,000
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,3,6]		15,025,000	16,114,312
Swiss Reinsurance Co. via ELM BV, 3.89% Jr. Sub. Perpetual Bonds[1,6]	AUD	10,000,000	9,093,970

			63,101,382

Real Estate Investment Trusts (REITs)—0.0%
TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[3]		4,630,000	4,873,075

Real Estate Management & Development—0.6%
Agile Property Holdings Ltd., 9.875% Sr. Unsec. Nts., 3/20/17		5,000,000	5,406,000
China Overseas Finance Cayman V Ltd., 3.95% Sr. Unsec. Nts., 11/15/22		5,000,000	4,644,950
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[3]		5,495,000	5,721,943
Emaar Sukuk Ltd., 6.40% Sr. Unsec. Nts., 7/18/19		1,070,000	1,213,327
Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[3]		15,945,000	15,267,337
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		7,785,000	8,952,750
Sukuk Funding No 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18		5,420,000	5,657,933
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[3]	EUR	2,635,000	3,914,939

			50,779,179

Health Care—0.1%
Health Care Equipment & Supplies—0.1%
ConvaTec Healthcare D Sarl, 10.875% Sr. Unsec. Nts., 12/15/18[3]	EUR	3,505,000	5,254,379

Industrials—1.5%
Aerospace & Defense—0.0%
Embraer Overseas Ltd., 5.696% Sr. Unsec. Nts., 9/16/23[3]		3,865,000	4,198,549

Air Freight & Couriers—0.0%
Kazakhstan Temir Zholy Finance BV, 6.95% Sr. Unsec. Nts., 7/10/42[3]		1,250,000	1,371,875

Airlines—0.1%
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[3]		10,740,000	10,578,900

Construction & Engineering—0.3%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[3]		8,980,000	8,957,550
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[3,7]		3,570,000	3,614,625
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[3]		5,530,000	5,737,375
Odebrecht Finance Ltd.:
5.25% Sr. Unsec. Nts., 6/27/29[3]		3,410,000	3,428,755
8.25% Sr. Unsec. Nts., 4/25/18[3]	BRL	9,645,000	3,950,543

			25,688,848

Electrical Equipment—0.0%
Orion Engineered Carbons Bondco GmbH, 10% Sr. Sec. Nts., 6/15/18[3]	EUR	2,840,000	4,197,584

Industrial Conglomerates—0.4%
Alfa SA, 5.25% Sr. Unsec. Nts., 3/25/24[3]		3,050,000	3,190,300

14  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Industrial Conglomerates (Continued)
General Electric Capital Australia Funding Pty Ltd., 7% Sr. Unsec. Nts., 10/8/15	AUD	23,660,000	$23,390,880
Hutchison Whampoa Ltd., 3.75% Perpetual Bonds[1,6]	EUR	4,000,000	5,552,785
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[3]		3,860,000	3,701,547

			35,835,512

Machinery—0.2%
KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[3]	EUR	5,145,000	7,728,418
Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[3]	EUR	5,675,360	8,394,526

			16,122,944

Marine—0.0%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]		4,720,000	4,849,800

Road & Rail—0.4%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[3]		6,475,000	7,195,344
REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15	EUR	17,945,000	25,039,081

			32,234,425

Transportation Infrastructure—0.1%
Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[3]		4,910,000	5,195,924

Information Technology—0.3%
Internet Software & Services—0.3%
Baidu, Inc., 2.75% Sr. Unsec. Nts., 6/9/19		12,930,000	12,993,305
Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[3]	EUR	5,325,000	7,923,522
Tencent Holdings Ltd., 3.375% Sr. Unsec. Nts., 5/2/19[3]		5,185,000	5,306,708

			26,223,535

Materials—1.9%
Chemicals—0.2%
Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[3]		8,125,000	8,267,187
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[3]		6,010,000	6,265,425

			14,532,612

Construction Materials—0.7%
Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[3]		380,000	402,800
Cemex Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[3]		14,505,000	16,717,013
Cemex Finance LLC:
6.00% Sr. Sec. Nts., 4/1/24[3]		5,155,000	5,380,531
9.375% Sr. Sec. Nts., 10/12/22[3]		22,710,000	26,826,187
HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,955,000	2,814,022
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,775,000	3,068,516
8.00% Sr. Unsec. Nts., 1/31/17	EUR	2,040,000	3,255,703
Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17	EUR	1,515,000	2,310,060

			60,774,832

Containers & Packaging—0.2%
Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20		6,100,000	6,511,750

15  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Containers & Packaging (Continued)
Smurfit Kappa Acquisitions:
4.875% Sr. Sec. Nts., 9/15/18[3]		$3,985,000	$4,214,138
7.75% Sr. Sec. Nts., 11/15/19[3]	EUR	3,765,000	5,490,310

			16,216,198

Metals & Mining—0.7%
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[3]		3,705,000	4,135,891
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[3]		3,545,000	3,456,375
FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[3]		4,085,000	4,299,462
8.25% Sr. Unsec. Nts., 11/1/19[3]		3,690,000	4,031,325
Gerdau Trade, Inc., 5.75% Sr. Unsec. Nts., 1/30/21[3]		4,845,000	5,196,263
Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[3]	EUR	4,415,000	6,467,130
5.875% Sr. Sec. Nts., 5/31/20	EUR	1,640,000	2,402,286
Glencore Finance Canada Ltd.:
2.05% Sr. Unsec. Nts., 10/23/15[3]		6,075,000	6,145,798
4.95% Sr. Unsec. Nts., 11/15/21[3]		1,750,000	1,890,061
GTL Trade Finance, Inc., 5.893% Sr. Unsec. Nts., 4/29/24[3]		1,165,000	1,224,998
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[3]		3,125,000	3,046,875
Metinvest BV, 8.75% Sr. Unsec. Nts., 2/14/18[3]		535,000	473,475
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[3]		5,585,000	5,724,625
MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.55% Sr. Unsec. Nts., 10/28/20[3]		5,850,000	5,908,500
Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[3]		5,350,000	5,323,250
Samarco Mineracao SA, 5.75% Sr. Unsec. Nts., 10/24/23[3]		5,580,000	5,871,276
Severstal OAO Via Steel Capital SA, 5.90% Sr. Unsec. Nts., 10/17/22[3]		3,010,000	2,961,088

			68,558,678

Paper & Forest Products—0.1%
Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24		5,255,000	5,241,863
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[3]		2,810,000	2,950,500

			8,192,363

Telecommunication Services—1.9%
Diversified Telecommunication Services—1.3%
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[3]		4,510,000	4,521,275
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		9,370,000	13,296,199
Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[1,6]	EUR	7,065,000	10,450,935
Oi SA:
5.75% Sr. Unsec. Nts., 2/10/22[3]		11,765,000	11,859,120
9.75% Sr. Unsec. Nts., 9/15/16[3]	BRL	19,740,000	8,420,434
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		15,157,000	17,544,227
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[3]		2,955,000	2,919,895
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36		4,760,000	6,081,657
Telefonica Europe BV, 6.50% Sr. Sub. Perpetual Bonds[1,6]	EUR	11,780,000	17,801,459
Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[1,6]	EUR	4,465,000	6,587,405

16  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Turk Telekomunikasyon AS:
3.75% Sr. Unsec. Nts., 6/19/19[3]		$12,640,000	$12,532,876
4.875% Sr. Unsec. Nts., 6/19/24[3]		5,475,000	5,324,985

			117,340,467

Wireless Telecommunication Services—0.6%
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[3]		16,410,000	17,148,450
ENTEL Chile SA, 4.875% Sr. Unsec. Nts., 10/30/24[3]		7,005,000	7,307,931
Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[3]		5,910,000	6,382,800
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[3]		7,375,000	7,199,844
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[3]		4,445,000	4,689,475
VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[3]	RUB	128,400,000	3,664,398
Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[1]	RUB	95,300,000	2,802,760
Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[3,7]	EUR	4,355,000	5,955,847

			55,151,505

Utilities—2.7%
Electric Utilities—1.7%
Bhira Investments Ltd., 8.50% Jr. Sub. Nts., 4/27/71[1]		3,500,000	3,638,222
EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[3]		4,175,000	4,435,938
6.00% Sr. Unsec. Nts., 2/2/18[3]		7,180,000	7,915,878
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,3,6]		7,945,000	8,124,795
5.625% Jr. Sub. Perpetual Bonds[1,3,6]		9,730,000	10,173,201
Empresas Publicas de Medellin ESP:
7.625% Sr. Unsec. Nts., 7/29/19[3]		6,520,000	7,827,195
8.375% Sr. Unsec. Nts., 2/1/21[3]	COP	4,300,190,000	2,443,287
Enel SpA, 5% Sub. Nts., 1/15/75[1]	EUR	7,695,000	11,117,107
Eskom Holdings Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[3]		17,515,000	18,653,475
Iberdrola International BV, 5.75% Sub. Perpetual Bonds[1,6]	EUR	6,440,000	9,672,758
Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[3]		5,630,000	6,173,610
7.25% Sr. Sec. Nts., 1/15/19[3]		28,665,000	32,713,931
9.375% Sr. Sec. Nts., 1/28/20[3]		1,380,000	1,729,278
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	665,100,000	16,178,767
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[3]		10,045,000	10,597,475
Saudi Electricity Global Sukuk Co. 3, 4% Sr. Unsec. Nts., 4/8/24[3]		3,875,000	3,962,188

			155,357,105

Gas Utilities—0.3%
Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[3]		6,100,000	6,681,940
Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	EUR	3,930,000	5,835,174
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[3]		3,175,000	3,095,625
Perusahaan Gas Negara Persero Tbk PT, 5.125% Sr. Unsec. Nts., 5/16/24[3]		5,810,000	5,773,688

17  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Gas Utilities (Continued)
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[3]		$3,085,000	$3,340,253

			24,726,680

Independent Power and Renewable Electricity Producers—0.4%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[3]		9,670,000	10,778,714
Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[3]		11,415,000	12,214,050
Edison SpA, 3.875% Sr. Unsec. Nts., 11/10/17	EUR	3,670,000	5,516,371
Infinis plc, 7% Sr. Sec. Nts., 2/15/19[5]	GBP	3,810,000	7,042,069
Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec. Nts., 12/2/24[3]		3,515,000	4,534,350

			40,085,554

Multi-Utilities—0.3%
Abu Dhabi National Energy Co., 3.875% Sr. Unsec. Nts., 5/6/24[3]		7,760,000	7,711,500
National Grid North America, Inc., 1.75% Sr. Unsec. Nts., 2/20/18	EUR	4,340,000	6,116,986
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[1]	EUR	8,215,000	12,001,085

			25,829,571

Total Corporate Bonds and Notes (Cost $2,180,599,836)			2,249,860,478

		Shares
Common Stock—0.0%
Astana Finance JSC, ADR[9] (Cost $0)		117,741	1,177

		Principal Amount
Structured Securities—0.3%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	RUB	220,242,600	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	RUB	64,600,000	—
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01%, 4/30/25[3,10]		3,634,111	2,402,347
3.138%, 4/30/25[3,10]		3,573,371	2,362,195
3.191%, 4/30/25[3,10]		4,449,137	2,941,125
3.242%, 4/30/25[3,10]		5,078,014	3,356,847
3.269%, 4/30/25[3,10]		4,056,739	2,681,728
3.346%, 4/30/25[3,10]		3,813,162	2,520,710
3.797%, 4/30/25[3,10]		4,630,416	3,060,960
3.894%, 4/30/25[1,3]		3,997,623	2,642,649
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[5]	MXN	1,273,571	92,041
Cl. 2B, 7.208%, 5/22/15[5]	MXN	2,228,143	161,029
Cl. 2C, 7.208%, 5/22/15[5]	MXN	33,594,990	2,427,923
Cl. 2D, 7.208%, 5/22/15[5]	MXN	2,448,356	176,944
Cl. 2E, 7.208%, 5/22/15[5]	MXN	1,778,777	128,553
Cl. 2F, 7.208%, 5/22/15[5]	MXN	1,136,016	82,100
Cl. 2G, 7.208%, 5/22/15[5]	MXN	209,207	15,119
Goldman Sachs Capital Markets LP, Republic of Colombia Credit Linked Nts., Cl. B, 10%, 7/30/24[3]	COP	7,259,000,000	4,823,224
LB Peru Trust II Certificates, Series 1998-A, 3.795%, 2/28/16[8]		11,734	—

18  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

		Principal Amount	Value
Structured Securities (Continued)
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	202,525,402	$2,987,906

Total Structured Securities (Cost $49,611,794)			32,863,400

Short-Term Notes—9.2%
Australia Treasury Bills:
2.526%, 10/24/14[10]	AUD	52,000,000	48,653,390
2.545%, 8/8/14[10]	AUD	60,000,000	56,429,893
Canada Treasury Bills, 0.917%, 8/14/14[10]	CAD	190,000,000	177,859,800
Federal Republic of Germany Treasury Bills, 0.065%, 11/12/14[10]	EUR	150,000,000	205,363,368
Federal Republic of Nigeria Treasury Bills:
12.691%, 4/9/15	NGN	4,333,000,000	24,504,757
12.697%, 4/23/15	NGN	3,125,000,000	17,606,551
12.70%, 3/5/15	NGN	898,000,000	5,129,208
Kingdom of Spain Treasury Bills, 0.21%, 11/21/14[10]	EUR	89,000,000	121,791,654
Kingdom of Sweden Treasury Bills, 0.501%, 9/17/14[10]	SEK	68,000,000	10,161,616
Korea Monetary Stabilization Bonds:
Series 1411, 2.73%, 11/9/14	KRW	17,981,000,000	17,780,664
Series 1412, 2.72%, 12/9/14	KRW	29,369,000,000	29,044,252
United Mexican States Treasury Bills, 2.933%, 8/21/14	MXN	296,500,000	22,758,978
United States Treasury Bills, 0.019%, 8/14/14[10]		99,570,000	99,567,909

Total Short-Term Notes (Cost $827,774,096)			836,652,040

		Exercise Price	Expiration Date		Contracts
Exchange-Traded Options Purchased—0.0%
Euro-Bobl Futures, 8/14/14 Put[9]	EUR	126.750	7/25/14	EUR	500	10,270
Euro-Bund Futures, 8/14/14 Put[9]	EUR	143.500	7/25/14	EUR	500	20,539
Euro-Bund Futures, 8/14/14 Put[9]	EUR	145.500	7/25/14	EUR	300	69,834
Euro-Bund Futures, 8/14/14 Put[9]	EUR	144.500	7/25/14	EUR	1,500	123,237
Euro-Bund Futures, 8/14/14 Put[9]	EUR	143.000	7/25/14	EUR	500	13,693
Republic of Italy Buoni Poliennali del Tesoro Bonds Call[9]	EUR	112.820	8/27/14	EUR	25,000,000	708,304

Total Exchange-Traded Options Purchased (Cost $1,717,097)						945,877

	Counterparty		Exercise Price	Expiration Date
Over-the-Counter Options Purchased—0.4%
AUD Currency Call[9]	JPM	USD	0.952	11/26/14	AUD	75,000,000	621,600
AUD Currency Put[9]	BOA	USD	0.840	12/4/14	AUD	150,000,000	122,700

19  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

	Counterparty	Exercise Price		Expiration Date	Contracts		Value
Over-the-Counter Options Purchased (Continued)
AUD Currency Put[9]	GSG	USD	0.850	11/10/14	AUD	150,000,000	$106,800
AUD Currency Put[9]	JPM	USD	0.880	11/26/14	AUD	75,000,000	306,600
CAD Currency Put[9]	JPM	CAD	1.194	1/23/15	CAD	238,800,000	65,909
CAD Currency Put[9]	TDB	CAD	1.180	6/16/15	CAD	177,000,000	588,879
CAD Currency Put[9]	TDB	CAD	1.150	6/16/15	CAD	172,500,000	961,515
CNH Currency Call[9]	BOA	CNH	6.000	2/18/15	CNH	600,000,000	7,800
CNH Currency Call[9]	BOA	CNH	6.152	1/5/16	CNH	769,000,000	459,093
CNH Currency Call[9]	JPM	CNH	6.147	10/16/14	CNH	580,550,000	26,705
CNH Currency Put[9]	JPM	CNH	6.153	1/12/16	CNH	370,200,000	1,806,206
CNH Currency Call[9]	BOA	CNH	6.000	2/25/15	CNH	900,000,000	13,500
EUR Currency Put[9]	JPM	USD	1.313	5/3/16	EUR	75,000,000	1,874,250
EUR Currency Put[9]	GSG	USD	1.344	10/23/14	EUR	150,000,000	1,035,150
EUR Currency Put[9]	GSG	USD	1.300	6/15/15	EUR	235,000,000	2,776,055
EUR Currency Put[9]	BOA	USD	1.300	6/15/15	EUR	150,000,000	1,771,950
EUR Currency Put[9]	JPM	USD	1.300	6/15/15	EUR	150,000,000	1,771,950
EUR Currency Put[9]	TDB	USD	1.338	5/1/15	EUR	75,000,000	1,336,350

20  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

	Counterparty	Exercise Price		Expiration Date	Contracts		Value
Over-the-Counter Options Purchased (Continued)
EUR Currency Put[9]	BOA	USD	1.310	3/6/15	EUR	250,000,000	$2,137,000
EUR Currency Call[9]	MOS-A	USD	1.462	3/18/15	EUR	150,000,000	478,350
EUR Currency Put[9]	CITNA-B	USD	1.340	7/10/14	EUR	100,000,000	2,300
EUR Currency Put[9]	BAC	USD	1.320	8/14/14	EUR	75,000,000	15,150
EUR Currency Put[9]	GSG	USD	1.300	2/25/15	EUR	150,000,000	997,500
INR Currency Call[9]	JPM	INR	58.750	7/3/14	INR	7,007,000,000	—
INR Currency Put[9]	BOA	INR	62.000	7/1/14	INR	3,100,000,000	—
INR Currency Call[9]	BOA	INR	60.000	6/24/15	INR	3,000,000,000	372,000
JPY Currency Call[9]	DEU	JPY	100.000	7/30/14	JPY	15,000,000,000	300,000
JPY Currency Call[9]	BOA	JPY	100.000	7/30/14	JPY	15,000,000,000	300,000
JPY Currency Call[9]	BAC	JPY	101.000	9/17/14	JPY	12,625,000,000	1,186,750
JPY Currency Call[9]	BAC	JPY	100.000	7/29/14	JPY	37,500,000,000	712,500
JPY Currency Put[9]	GSG	JPY	104.000	6/26/15	JPY	10,400,000,000	1,809,600
JPY Currency Put[9]	GSG	JPY	110.000	4/27/16	JPY	22,000,000,000	2,706,000
JPY Currency Put[9]	GSG	JPY	104.000	9/7/15	JPY	20,800,000,000	4,201,600
JPY Currency Put[9]	GSG	JPY	104.000	11/6/14	JPY	15,600,000,000	811,200

21  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

	Counterparty	Exercise Price		Expiration Date	Contracts		Value
Over-the-Counter Options Purchased (Continued)
JPY Currency Put[9]	GSG	JPY	104.000	6/2/15	JPY	10,400,000,000	$1,695,200
Republic of Italy Buoni Poliennali del Tesoro Bonds Put[9]	JPM	EUR	107.500	7/15/14	EUR	50,000,000	10
RUB Currency Call[9]	JPM	RUB	33.500	8/22/14	RUB	1,675,000,000	175,875

Total Over-the-Counter Options Purchased (Cost $72,580,714)							33,554,047

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 6/20/19 Call[9]	BOA	Buy	iTraxx Europe Series 21 Version 1	1.000%	9/17/14	EUR	78,620	71,095
Credit Default Swap maturing 6/20/19 Call[9]	JPM	Buy	CDX.NA.IG.22	1.000	7/16/14	USD	250,000	28,600

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $591,285)								99,695

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.3%
Interest Rate Swap maturing 1/27/26 Call[9]	BOA	Receive	Three-Month USD BBA LIBOR	4.211	1/25/16	USD	200,000	1,818,492
Interest Rate Swap maturing 10/17/24 Call[9]	BOA	Receive	Six-Month EUR EURIBOR	1.840	10/15/14	EUR	200,000	464,721

22  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 11/16/26 Call[9]	JPM	Receive	Three-Month KRW CD KSDA	3.625%	11/15/16	KRW	100,000,000	$852,040
Interest Rate Swap maturing 11/18/24 Call[9]	JPM	Receive	Six-Month EUR EURIBOR	2.798	11/14/14	EUR	122,220	470,275
Interest Rate Swap maturing 11/20/28 Call[9]	BOA	Receive	Three-Month KRW CD KSDA	3.640	11/19/18	KRW	50,000,000	761,756
Interest Rate Swap maturing 11/25/19 Call[9]	BAC	Pay	Six-Month GBP BBA LIBOR	2.533	11/25/14	GBP	200,000	4,270,754
Interest Rate Swap maturing 11/28/23 Call[9]	GSG	Receive	Three-Month KRW CD KSDA	3.749	11/27/18	KRW	50,000,000	426,867
Interest Rate Swap maturing 11/30/23 Call[9]	GSG	Receive	Three-Month KRW CD KSDA	3.785	11/29/18	KRW	100,000,000	819,282
Interest Rate Swap maturing 11/4/24 Call[9]	GSG	Receive	Six-Month EUR EURIBOR	2.905	10/30/14	EUR	165,000	392,372
Interest Rate Swap maturing 12/15/24 Call[9]	GSG	Receive	Three-Month USD BBA LIBOR	3.450	12/11/14	USD	750,000	1,531,470

23  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 2/8/29 Call[9]	JPM	Receive	Three-Month KRW CD KSDA	3.580%	2/7/19	KRW	75,000,000	$1,256,977
Interest Rate Swap maturing 4/28/45 Call[9]	UBS	Receive	Six-Month EUR EURIBOR	2.711	4/24/15	EUR	50,000	705,659
Interest Rate Swap maturing 4/30/24 Call[9]	GSG	Receive	Three-Month KRW CD KSDA	3.530	4/29/19	KRW	100,000,000	1,209,465
Interest Rate Swap maturing 5/30/33 Call[9]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	40,415	3,317,811
Interest Rate Swap maturing 7/21/19 Call[9]	BOA	Receive	Three-Month USD BBA LIBOR	2.200	7/17/14	USD	146,590	328
Interest Rate Swap maturing 7/21/19 Call[9]	BAC	Receive	Three-Month USD BBA LIBOR	2.200	7/17/14	USD	550,000	1,232
Interest Rate Swap maturing 7/25/18 Call[9]	GSG	Receive	Three-Month USD BBA LIBOR	2.915	7/21/14	USD	700,000	3,304
Interest Rate Swap maturing 7/28/44 Call[9]	JPM	Receive	Six-Month EUR EURIBOR	2.638	7/24/14	EUR	39,440	60

24  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 7/3/21 Call[9]	BAC	Receive	Three-Month USD BBA LIBOR	2.731%	7/1/14	USD	150,000	$—
Interest Rate Swap maturing 7/31/24 Call[9]	JPM	Receive	Six-Month EUR EURIBOR	2.856	7/29/14	EUR	160,000	9,300
Interest Rate Swap maturing 7/7/19 Call[9]	JPM	Receive	Three-Month USD BBA LIBOR	2.260	7/2/14	USD	150,000	—
Interest Rate Swap maturing 8/4/46 Call[9]	BOA	Receive	Three-Month USD BBA LIBOR	4.860	8/2/16	USD	43,895	620,785
Interest Rate Swap maturing 9/16/19 Call[9]	GSG	Receive	Six-Month AUD BBR BBSW	3.735	9/15/14	AUD	150,000	48,219
Interest Rate Swap maturing 9/16/24 Call[9]	GSG	Receive	Six-Month GBP BBA LIBOR	3.571	9/15/14	GBP	240,000	1,967,844
Interest Rate Swap maturing 9/8/19 Call[9]	BOA	Receive	Three-Month USD BBA LIBOR	2.093	9/4/14	USD	449,320	582,162
Interest Rate Swap maturing 9/8/19 Call[9]	JPM	Receive	Three-Month USD BBA LIBOR	2.105	9/4/14	USD	423,500	512,757

25  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 9/8/19 Call[9]	BAC	Receive	Three-Month USD BBA LIBOR	2.099%	9/4/14	USD	550,000	$688,930
Interest Rate Swap maturing 9/8/24 Call[9]	JPM	Receive	Three-Month USD BBA LIBOR	3.035	9/4/14	USD	254,100	363,749
Interest Rate Swap maturing 9/8/24 Call[9]	BOA	Receive	Three-Month USD BBA LIBOR	3.023	9/4/14	USD	253,960	392,818
Interest Rate Swap maturing 9/8/24 Call[9]	BAC	Receive	Three-Month USD BBA LIBOR	3.029	9/4/14	USD	310,000	462,077

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $59,905,818)								23,951,506

	Shares
Investment Company—1.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[11,12] (Cost $96,435,986)	96,435,986	96,435,986

Total Investments, at Value (Cost $8,915,498,173)	99.6%	9,074,876,844
Net Other Assets (Liabilities)	0.4	37,381,424

Net Assets	100.0%	$9,112,258,268

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $46,118,991. See accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,178,200,568 or 23.90% of the Fund’s net assets as of June 30, 2014.

4. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

26  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

Footnotes to Statement of Investments (Continued)

5. Restricted security. The aggregate value of restricted securities as of June 30, 2014 was $82,426,790, which represents 0.90% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	5/1/13-4/21/14	$45,951,118	$49,170,062	$3,218,944
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	122,792	92,041	(30,751)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	214,813	161,029	(53,784)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	3,259,229	2,427,923	(831,306)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/8/08	237,353	176,944	(60,409)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	172,730	128,553	(44,177)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	111,830	82,100	(29,730)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 5/22/15	8/22/08	20,634	15,119	(5,515)
Deutsche Bank Capital Trust V, 4.901% Jr. Sub. Perpetual Bonds	4/9/13-1/2/14	19,401,479	22,869,000	3,467,521
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13-10/16/13	6,439,065	7,042,069	603,004
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	3,122,788	261,950	(2,860,838)

		$79,053,831	$82,426,790	$3,372,959

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2014. See accompanying Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

9. Non-income producing security.

10. Zero coupon bond reflects effective yield on the date of purchase.

27  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

Footnotes to Statement of Investments (Continued)

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions	Gross Reductions	Shares June 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	454,741,805	4,488,528,878	4,846,834,697	96,435,986

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$96,435,986	$160,021

12. Rate shown is the 7-day yield as of June 30, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$833,188,823	9.2%
Germany	649,456,867	7.2
Italy	629,076,532	6.9
Japan	600,012,929	6.6
France	554,192,181	6.1
Brazil	495,551,681	5.5
Mexico	384,353,761	4.2
United States	382,822,778	4.2
Spain	343,361,431	3.8
Canada	284,378,718	3.1
Turkey	277,112,938	3.1
Russia	270,801,402	3.0
Australia	260,555,036	2.9
South Africa	234,896,420	2.6
India	214,661,633	2.4
Colombia	191,266,782	2.1
Indonesia	183,545,909	2.0
Belgium	170,042,241	1.9
Netherlands	163,523,269	1.8
Peru	114,775,307	1.3
Greece	102,245,762	1.1
United Arab Emirates	86,737,042	1.0
Philippines	76,188,398	0.8
Chile	75,649,841	0.8
Venezuela	74,201,047	0.8
Hungary	74,103,633	0.8
China	72,142,071	0.8
South Korea	71,123,085	0.8
Malaysia	70,668,536	0.8
Singapore	70,492,745	0.8
Romania	69,532,171	0.8
Israel	64,395,985	0.7
Denmark	60,045,371	0.7
Nigeria	53,538,142	0.6
Finland	50,370,371	0.6

28  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

Geographic Holdings (Continued)
Ivory Coast	$47,675,169	0.5%
Portugal	47,467,300	0.5
Switzerland	46,847,999	0.5
Lithuania	42,174,481	0.5
Croatia	39,033,467	0.4
Luxembourg	35,796,383	0.4
Sweden	35,070,887	0.4
Sri Lanka	32,916,144	0.4
Kazakhstan	32,018,099	0.4
Poland	31,690,760	0.3
Panama	30,577,377	0.3
Uruguay	28,084,642	0.3
Ukraine	26,587,654	0.3
Supranational	21,409,543	0.2
Serbia	21,235,444	0.2
Ireland	21,170,264	0.2
Dominican Republic	19,126,965	0.2
Angola	17,328,168	0.2
Jamaica	17,148,450	0.2
Slovenia	16,520,338	0.2
Eurozone	15,768,057	0.2
Morocco	15,652,219	0.2
Ecuador	13,130,617	0.1
Norway	12,684,997	0.1
Latvia	12,406,200	0.1
Gabon	11,988,439	0.1
Tanzania	11,967,950	0.1
Argentina	11,895,245	0.1
Kenya	10,659,530	0.1
Trinidad	8,592,308	0.1
Jersey, Channel Islands	7,859,395	0.1
Austria	6,587,405	0.1
Barbados	6,065,812	0.1
Hong Kong	5,552,785	0.1
Saudi Arabia	3,962,187	0.0
Cayman Islands	1,213,326	0.0

Total	$9,074,876,844	100.0%

Forward Currency Exchange Contracts as of June 30, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	07/2014-10/2014	BRL	403,455	USD	178,289	$3,190,343	$—
BAC	07/2014-11/2014	IDR	1,062,600,000	USD	88,896	893,945	1,179,782
BAC	08/2014	KRW	60,420,000	USD	58,105	1,513,602	—
BAC	07/2014	MXN	414,600	USD	31,985	—	40,910
BAC	12/2014	NOK	10,460	USD	1,741	—	46,190
BAC	08/2014	PLN	197,460	USD	64,646	198,657	12,753
BAC	07/2014	RUB	1,784,830	USD	49,733	2,513,539	—
BAC	08/2014	TRY	15,620	USD	7,293	—	7,605
BAC	07/2014-01/2015	USD	101,855	BRL	236,165	—	3,612,202
BAC	08/2014-11/2014	USD	77,097	IDR	941,711,000	—	1,083,246
BAC	08/2014	USD	8,053	PLN	24,720	—	64,579

29  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	07/2014-08/2014	USD	35,901	RUB	1,269,800	$—	$1,114,933
BAC	08/2014	USD	114,981	TRY	248,100	3,650	734,047
BAC	08/2014	USD	16,862	ZAR	180,980	28,951	80,480
BAC	08/2014	ZAR	251,980	USD	23,641	—	91,498
BNP	07/2014	RON	76,950	USD	23,449	574,043	—
BNP	07/2014	USD	20,028	EUR	14,680	—	74,061
BNP	07/2014	USD	65,648	ZAR	694,460	435,242	—
BOA	12/2014	CHF	15,500	USD	17,345	159,590	—
BOA	12/2014	EUR	85,325	USD	116,538	418,836	48,369
BOA	12/2014	GBP	2,345	USD	3,902	105,068	—
BOA	08/2014	IDR	715,902,000	USD	62,664	—	2,658,744
BOA	07/2014	INR	2,091,000	USD	34,661	104,736	—
BOA	08/2014-02/2015	KRW	295,283,000	USD	282,910	7,617,553	—
BOA	07/2014-10/2014	MXN	477,500	USD	36,144	557,975	58,113
BOA	08/2014-09/2014	MYR	172,275	USD	53,333	147,743	—
BOA	08/2014	PEN	28,430	USD	10,000	113,058	—
BOA	12/2014	SGD	57,810	USD	46,272	96,672	—
BOA	08/2014	TRY	31,200	USD	14,748	—	196,971
BOA	07/2014-01/2015	USD	106,264	BRL	261,130	—	9,859,318
BOA	08/2014	USD	11,666	COP	22,343,000	—	215,311
BOA	12/2014	USD	7,581	DKK	41,465	—	42,452
BOA	12/2014	USD	107,278	EUR	78,945	—	888,746
BOA	07/2014-12/2014	USD	390,905	GBP	232,970	—	7,334,514
BOA	08/2014	USD	43,650	IDR	521,395,000	—	18,279
BOA	10/2014	USD	65,290	INR	4,027,750	—	644,369
BOA	10/2014	USD	195,076	JPY	20,000,000	—	2,520,635
BOA	02/2015	USD	96,350	KRW	105,600,000	—	7,143,985
BOA	07/2014	USD	204,103	MXN	2,682,000	—	2,542,102
BOA	08/2014	USD	3,642	PEN	10,470	—	82,626
BOA	12/2014	USD	53,559	SGD	67,250	—	381,482
CITNA-B	07/2014-10/2014	MXN	451,990	USD	34,159	492,102	—
CITNA-B	07/2014	PEN	42,030	USD	14,992	6,538	—
CITNA-B	08/2014	TRY	53,970	USD	24,736	435,237	—
CITNA-B	12/2014	USD	142,908	CAD	156,020	—	2,732,565
CITNA-B	07/2014	USD	117,204	EUR	84,405	1,621,646	—
CITNA-B	12/2014	USD	17,497	GBP	10,470	—	393,525
CITNA-B	08/2014	USD	13,730	HUF	3,074,000	169,484	—
CITNA-B	08/2014	USD	43,000	IDR	502,609,000	858,384	—
CITNA-B	12/2014	USD	14,064	MXN	183,625	60,379	—
CITNA-B	07/2014	USD	3,890	RON	12,630	—	53,107
CITNA-B	12/2014	USD	1,249	SEK	8,320	5,657	—
CITNA-B	08/2014	USD	85,505	ZAR	914,305	361,293	304,615
CITNA-B	07/2014-12/2014	ZAR	1,158,180	USD	109,566	—	1,077,078
DEU	12/2014	JPY	96,010,000	USD	942,428	6,522,248	—
DEU	08/2014	TRY	101,060	USD	47,040	92,824	—
DEU	12/2014	USD	821,891	JPY	83,729,000	—	5,675,875
DEU	08/2014	USD	38,058	TRY	80,980	289,962	—
GSCO-OT	09/2014	AUD	9,440	USD	8,887	—	31,664
GSCO-OT	07/2014-01/2015	BRL	1,251,210	USD	542,473	14,892,369	2,258,436
GSCO-OT	04/2015-05/2015	CNH	1,416,475	USD	225,000	213,878	197,603
GSCO-OT	12/2014	EUR	10,000	USD	13,599	102,958	—

30  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	09/2014	INR	3,127,000	USD	48,694	$2,816,378	$—
GSCO-OT	07/2014	PHP	2,193,000	USD	50,000	270,493	—
GSCO-OT	09/2014	USD	8,583	AUD	9,440	—	272,106
GSCO-OT	07/2014-01/2015	USD	525,634	BRL	1,257,885	12,487	28,425,960
GSCO-OT	04/2016-05/2016	USD	225,000	CNH	1,426,150	440,023	728
GSCO-OT	12/2014	USD	68,209	EUR	50,000	—	298,620
GSCO-OT	09/2014	USD	43,605	INR	3,127,000	—	7,905,791
GSCO-OT	10/2014	USD	68,046	MXN	920,260	—	2,442,225
GSCO-OT	06/2015	USD	50,000	PHP	2,207,500	—	424,999
GSCO-OT	08/2014	USD	20,001	TRY	43,340	—	212,347
JPM	01/2016	CNH	370,050	USD	60,176	—	1,759,651
JPM	08/2014	COP	56,720,000	USD	29,360	801,216	—
JPM	12/2014	EUR	80,000	USD	108,980	632,490	—
JPM	07/2014	INR	3,934,000	USD	65,295	110,107	—
JPM	07/2014-06/2018	KRW	252,477,000	USD	240,814	6,345,512	—
JPM	08/2014-09/2014	MYR	278,285	USD	85,822	625,108	—
JPM	08/2014	PLN	328,465	USD	106,982	784,595	18,012
JPM	10/2014	RON	64,320	USD	19,894	110,728	—
JPM	07/2014-08/2014	RUB	2,147,100	USD	61,523	1,135,437	63,213
JPM	12/2014	SGD	9,440	USD	7,558	13,410	—
JPM	10/2014	USD	31,563	BRL	79,950	—	3,672,734
JPM	12/2014	USD	308,196	EUR	226,585	—	2,260,469
JPM	07/2014-08/2014	USD	40,880	IDR	482,333,000	295,078	19,397
JPM	07/2014-09/2014	USD	163,318	INR	9,959,000	—	1,364,897
JPM	06/2015-06/2016	USD	155,400	KRW	162,487,500	—	2,250,085
JPM	07/2014	USD	23,692	MXN	309,200	—	131,433
JPM	08/2014	USD	15,878	PHP	725,000	—	740,681
JPM	07/2014	USD	19,961	RON	64,320	—	119,236
JPM	07/2014-08/2014	USD	122,552	RUB	4,404,175	—	6,030,639
JPM	08/2014	USD	9,431	TRY	20,080	65,597	—
JPM	08/2014	USD	61,961	ZAR	661,850	106,914	—
MSCO	08/2014	COP	56,170,000	USD	29,203	666,379	—
MSCO	07/2014-10/2014	MXN	3,818,080	USD	289,627	4,297,703	—
MSCO	08/2014	TRY	108,370	USD	50,187	355,639	—
MSCO	12/2014	USD	11,445	AUD	12,535	—	244,160
MSCO	07/2014	USD	48,494	BRL	112,070	—	2,227,724
MSCO	07/2014-12/2014	USD	522,859	EUR	382,625	1,178,496	2,435,019
MSCO	07/2014	USD	195,284	JPY	20,032,000	—	2,489,486
MSCO	07/2014-11/2014	USD	116,671	MXN	1,532,100	—	1,080,297
NOM	12/2014	AUD	22,615	USD	20,847	241,737	—
NOM	07/2014	MXN	202,900	USD	15,780	—	146,812
NOM	07/2014	USD	19,425	MXN	250,100	154,760	—
RBS	12/2014	AUD	85,725	USD	78,413	1,527,083	—
RBS	08/2014	HUF	13,893,900	USD	61,885	—	595,057
RBS	08/2014	IDR	109,460,000	USD	8,994	173,603	—
RBS	08/2014	TRY	67,340	USD	31,535	—	128,057
RBS	12/2014	USD	337,556	AUD	370,060	—	7,529,145
RBS	07/2014	USD	5,558	EUR	4,060	—	1,807
RBS	07/2014	USD	5,210	MXN	68,000	—	29,434
RBS	07/2014	USD	3,651	NOK	21,685	117,429	—
TDB	07/2014	CAD	53,543	USD	50,000	176,838	—

31  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
TDB	12/2014	EUR	49,230	USD	67,002	$450,988	$—
TDB	07/2014	IDR	173,709,000	USD	14,368	280,402	—
TDB	07/2014	MXN	196,200	USD	15,001	115,642	—
TDB	07/2014	MYR	78,505	USD	24,402	39,971	—
TDB	12/2014	USD	14,206	CAD	15,490	—	253,664
TDB	12/2014	USD	35,847	EUR	26,375	—	290,742
TDB	07/2014-11/2014	USD	43,143	IDR	516,848,000	193,000	308,465
TDB	07/2014	USD	5,323	MXN	69,500	—	31,978

Total Unrealized Appreciation and Depreciation						$69,333,405	$131,707,840

Exchange-Traded Options Written at June 30, 2014
Description	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
Republic of Italy Buoni Poliennali del Tesoro Bonds Call	EUR	108.350	8/27/14	EUR	(50,000,000)	$142,952	$(601,876)

Over-the-Counter Options Written at June 30, 2014
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
AUD Currency Call	BOA	USD	0.900	12/4/14	AUD	(150,000,000)	$2,196,776	$(5,991,000)
CAD Currency Call	TDB	CAD	1.080	6/16/15	CAD	(162,000,000)	2,418,750	(3,561,894)
EUR Currency Call	BAC	PLN	4.275	8/1/14	EUR	(72,800,000)	762,103	(64,795)
EUR Currency Put	CITNA-B	USD	1.288	7/10/14	EUR	(100,000,000)	640,780	—
EUR Currency Call	GSG	PLN	4.280	8/1/14	EUR	(145,600,000)	1,433,360	(133,044)
EUR Currency Call	JPM	PLN	4.275	8/4/14	EUR	(109,200,000)	1,047,615	(135,683)
IDR Currency Put	CITNA-B	IDR	12,000.000	8/7/14	IDR	(600,000,000,000)	527,500	(600,000)
IDR Currency Put	CITNA-B	IDR	12,000.000	8/7/14	IDR	(1,200,000,000,000)	911,000	(1,200,000)
INR Currency Put	BOA	INR	75.000	6/24/15	INR	(3,750,000,000)	341,200	(435,000)
INR Currency Call	BOA	INR	55.000	6/24/15	INR	(2,750,000,000)	80,300	(41,250)
INR Currency Call	BOA	INR	59.000	7/1/14	INR	(2,950,000,000)	481,050	—
INR Currency Put	BOA	INR	65.000	7/1/14	INR	(3,250,000,000)	333,500	—
JPY Currency Call	BOA	KRW	10.500	6/9/15	JPY	(10,000,000,000)	2,442,884	(2,366,793)
JPY Currency Call	GSG	KRW	11.500	3/31/15	JPY	(5,000,000,000)	1,091,907	(272,722)
JPY Currency Put	GSG	JPY	108.000	5/6/15	JPY	(16,200,000,000)	1,977,000	(1,036,800)
JPY Currency Call	GSG	JPY	84.550	12/18/15	JPY	(15,032,000,000)	4,450,040	(706,504)

32  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
JPY Currency Call	GSG	JPY	105.250	12/23/14	JPY	(4,977,500)	$1,991,000	$(1,822,009)
JPY Currency Call	GSG	JPY	105.250	12/2/14	JPY	(472,075,720)	2,331,001	(1,464,851)
JPY Currency Call	JPM	KRW	11.500	4/1/15	JPY	(5,000,000,000)	990,828	(243,191)
KRW Currency Put	BOA	KRW	1,060.000	6/10/15	KRW	(212,000,000,000)	4,396,000	(3,392,000)
KRW Currency Put	GSG	KRW	1,060.000	6/9/15	KRW	(159,000,000,000)	3,330,013	(2,544,000)
KRW Currency Put	JPM	KRW	1,060.000	6/10/15	KRW	(106,000,000,000)	2,237,500	(1,696,000)
MXN Currency Put	GSG	MXN	13.300	8/7/14	MXN	(2,660,000,000)	2,020,000	(502,740)
Portuguese Government Bond Put	JPM	EUR	110.000	7/22/14	EUR	(20,890,000)	204,628	(15,389)
Portuguese Government Bond Put	JPM	EUR	115.000	7/23/14	EUR	(20,880,000)	369,613	(65,749)
Republic of Italy Buoni Poliennali del Tesoro Bonds Put	JPM	EUR	110.740	7/15/14	EUR	(25,000,000)	328,320	(36)

Total Over-the-Counter Options Written							$39,334,668	$(28,291,450)

Over-the-Counter Credit Default Swaps at June 30, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR	4,405	$171,759	$471,198
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	4,405	171,759	471,198
Banco Santander SA	BAC	Sell	3.000	9/20/17	EUR	20,000	(72,103)	2,058,878
Banco Santander SA	BOA	Sell	3.000	12/20/17	EUR	5,000	(106,114)	543,114
Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	8,850	(31,905)	911,054
Bolivarian Republic of Venezuela	FIB	Buy	5.000	6/20/19	USD	8,310	(1,547,582)	1,400,694
Republic of Ireland	GSG	Buy	1.000	3/20/18	EUR	19,335	(715,358)	(605,646)
Republic of Ireland	GSG	Buy	1.000	3/20/18	USD	21,975	(923,121)	(504,558)
Telefonica SA	UBS	Sell	1.000	9/20/17	EUR	5,000	627,078	69,338

Total Over-the-Counter Credit Default Swaps							$(2,425,587)	$4,815,270

33  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt (EUR)	47,660,000	EUR	—	EUR	BBB+

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swaps at June 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)	Value
BAC	Pay	Six- Month USD BBA LIBOR	7.150%	1/28/19	INR	1,542,863	USD	$25,000	$2,376,274
BOA	Pay	Six- Month USD BBA LIBOR	7.100	1/21/19	INR	906,770	USD	15,025	1,078,444
GSG	Pay	Six- Month USD BBA LIBOR	7.210	1/13/19	INR	919,961	USD	15,039	1,489,023
GSG	Pay	Six- Month USD BBA LIBOR	7.100	1/15/19	INR	916,705	USD	15,045	1,346,422

Total Over-the-Counter Currency Swaps									$6,290,163

Cleared Interest Rate Swaps at June 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
BAC	Receive	Three- Month USD BBA LIBOR	2.702%	6/18/24	USD	16,440	$(140,953)
BOA	Pay	Three- Month USD BBA LIBOR	2.614	5/16/24	USD	27,500	(100,016)
BOA	Receive	Three- Month USD BBA LIBOR	2.850	2/18/24	USD	25,000	(848,070)

34  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
GSG	Receive	Three- Month USD BBA LIBOR	2.695%	6/19/24	USD	16,320	$(128,111)
JPM	Receive	Three- Month USD BBA LIBOR	3.036	1/8/24	USD	120,000	(6,581,516)
JPM	Receive	Six-Month AUD BBR BBSW	3.583	6/17/19	AUD	150,000	(2,098,155)

Total Cleared Interest Rate Swaps							$(9,896,821)

Over-the-Counter Interest Rate Swaps at June 30,2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
BOA	Pay	BZDI	12.700%	1/4/16	BRL	182,075	$817,736
BOA	Pay	MXN TIIE BANXICO	4.345	1/11/16	MXN	1,022,900	867,453
BOA	Pay	Six-Month INR MIBOR	7.850	6/11/19	INR	2,920,000	(105,937)
BOA	Pay	Three- Month MYR KLIBOR	4.510	6/17/24	MYR	54,600	266,919
DEU	Pay	Three- Month PLN WIBOR WIBO	2.620	6/18/16	PLN	950,000	289,207
GSG	Receive	Six-Month INR MIBOR	8.050	6/25/19	INR	3,600,000	(338,024)
GSG	Pay	Three- Month MYR KLIBOR	4.088	6/2/19	MYR	137,000	166,588
GSG	Pay	Three- Month MYR KLIBOR	4.520	6/11/24	MYR	73,000	384,810
GSG	Receive	CFXS REPO FIX	3.915	6/24/19	CNY	260,000	395,367
GSG	Receive	Six-Month INR MIBOR	7.980	6/18/19	INR	2,850,000	(144,729)
GSG	Pay	MXN TIIE BANXICO	4.260	6/15/16	MXN	801,100	64,134
GSG	Pay	Three- Month MYR KLIBOR	4.515	6/17/24	MYR	54,360	272,210
GSG	Pay	Three- Month PLN WIBOR WIBO	2.630	6/22/16	PLN	640,000	208,107
GSG	Receive	Six-Month SGD SOR VWAP	2.810	9/1/24	SGD	63,000	(1,498,413)

35  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
GSG	Pay	BZDI	11.880%	1/4/16	BRL	191,000	$920,761
GSG	Pay	BZDI	12.703	1/4/16	BRL	207,380	933,126
GSG	Pay	BZDI	12.520	1/4/16	BRL	149,220	579,956
GSG	Pay	Three- Month PLN WIBOR WIBO	3.145	5/5/16	PLN	1,061,800	2,183,174
GSG	Pay	Six-Month INR MIBOR	8.490	4/29/19	INR	3,681,000	1,395,304
GSG	Pay	Three- Month PLN WIBOR WIBO	3.115	5/6/16	PLN	1,048,700	2,054,798
HSBC	Pay	MXN TIIE BANXICO	4.760	1/13/16	MXN	1,640,400	1,205,895
JPM	Receive	Three- Month USD BBA LIBOR	2.150	5/30/23	USD	27,000	687,090
JPM	Pay	Three- Month KRW CD KSDA	3.280	6/27/24	KRW	63,500,000	137,574
JPM	Pay	Three- Month KRW CD KSDA	3.490	6/24/34	KRW	57,700,000	26,633
JPM	Receive	Three- Month KRW CD KSDA	3.325	6/24/29	KRW	107,000,000	(140,891)
JPM	Pay	BZDI	12.090	1/4/16	BRL	155,110	944,088
JPM	Pay	BZDI	12.490	1/4/16	BRL	198,340	750,841
JPM	Receive	Three- Month KRW CD KSDA	3.080	6/10/18	KRW	132,000,000	(544,952)
JPM	Pay	MXN TIIE BANXICO	4.280	6/15/16	MXN	4,155,100	393,946
JPM	Pay	Three- Month USD BBA LIBOR	2.190	6/10/18	USD	128,000	84,724
MOS-A	Pay	MXN TIIE BANXICO	6.260	5/2/24	MXN	400,000	533,760

Total Over-the-Counter Interest Rate Swaps							$13,791,255

36  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

Over-the-Counter Credit Default Swaptions Written at June 30, 2014
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Credit Default Swap maturing 6/20/19 Call	JPM	Sell	CDX.NA.HY.22	5.000%	7/16/14	USD	50,000	$495,000	$(26,315)
Credit Default Swap maturing 6/20/19 Call	JPM	Sell	CDX.NA.HY.22	5.000	7/16/14	USD	50,000	155,000	(107,060)
Credit Default Swap maturing 6/20/19 Call	JPM	Sell	CDX.NA.HY.22	5.000	9/17/14	USD	50,000	400,000	(100,975)
Credit Default Swap maturing 6/20/19 Call	JPM	Sell	CDX.NA.IG.22	1.000	7/16/14	USD	250,000	200,000	(7,275)
Credit Default Swap maturing 6/20/19 Call	BOA	Buy	iTraxx Europe Senior Financials Series 21 Version 1	1.000	9/17/14	EUR	78,620	214,562	(116,945)
Credit Default Swap maturing 6/20/19 Call	JPM	Sell	CDX.NA.IG.22	1.000	9/17/14	USD	250,000	406,250	(284,900)
Credit Default Swap maturing 6/20/19 Call	JPM	Sell	CDX.NA.IG.22	1.000	9/17/14	USD	250,000	156,250	(174,450)
Credit Default Swap maturing 6/20/19 Call	JPM	Buy	iTraxx Europe Crossover Series 21 Version 1	5.000	9/17/14	EUR	58,914	503,736	(626,733)
Credit Default Swap maturing 6/20/19 Call	JPM	Buy	iTraxx Europe Crossover Series 21 Version 1	5.000	9/17/14	EUR	98,670	843,664	(1,049,660)
Credit Default Swap maturing 6/20/19 Call	JPM	Sell	iTraxx Europe Crossover Series 21 Version 1	5.000	9/17/14	EUR	58,914	335,824	(330,097)
Credit Default Swap maturing 6/20/19 Call	JPM	Sell	iTraxx Europe Crossover Series 21 Version 1	5.000	9/17/14	EUR	98,670	562,442	(552,852)

Total Over-the-Counter Credit Default Swaptions Written								$4,272,728	$(3,377,262)

Over-the-Counter Interest Rate Swaptions Written at June 30, 2014
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 11/25/44 Call	BAC	Receive	Six-Month GBP BBA LIBOR	3.468%	11/25/14	GBP	54,000	$3,364,816	$(3,938,960)

37  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 10/6/24 Call	BOA	Receive	Three-Month USD BBA LIBOR	2.690%	10/2/14	USD	79,060	$434,830	$(795,567)
Interest Rate Swap maturing 8/4/21 Call	BOA	Pay	Three-Month USD BBA LIBOR	4.860	8/2/16	USD	173,385	2,600,775	(884,687)
Interest Rate Swap maturing 12/15/24 Call	GSG	Pay	Three-Month USD BBA LIBOR	3.200	12/11/14	USD	250,000	2,300,000	(1,174,947)
Interest Rate Swap maturing 11/4/24 Call	GSG	Receive	Six-Month EUR EURIBOR	2.505	10/30/14	EUR	165,000	1,075,270	(2,605,215)
Interest Rate Swap maturing 9/16/19 Call	GSG	Receive	Six-Month AUD BBR BBSW	3.335	9/15/14	AUD	150,000	211,331	(633,696)
Interest Rate Swap maturing 9/16/24 Call	GSG	Pay	Six-Month GBP BBA LIBOR	4.071	9/15/14	GBP	240,000	284,936	(231,326)
Interest Rate Swap maturing 4/30/24 Call	GSG	Pay	Three-Month KRW CD KSDA	4.530	4/29/19	KRW	100,000,000	579,626	(383,933)
Interest Rate Swap maturing 7/28/44 Call	JPM	Receive	Six-Month EUR EURIBOR	2.238	7/24/14	EUR	39,440	327,025	(917,054)
Interest Rate Swap maturing 2/12/29 Call	JPM	Pay	Three-Month KRW CD KSDA	4.610	2/11/19	KRW	100,000,000	1,026,886	(442,674)
Interest Rate Swap maturing 7/31/24 Call	JPM	Receive	Six-Month EUR EURIBOR	2.456	7/29/14	EUR	160,000	442,160	(1,800,042)
Interest Rate Swap maturing 7/22/24 Call	JPM	Pay	MXN TIIE BANXICO	6.440	8/1/14	MXN	400,000	399,888	(54,082)
Interest Rate Swap maturing 7/15/24 Call	UBS	Receive	Six-Month EUR EURIBOR	1.720	7/11/14	EUR	150,000	1,270,706	(5,258,827)

Total Over-the-Counter Interest Rate Swaptions Written								$14,318,249	$(19,121,010)

38  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

Glossary: Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate

39  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS      Unaudited / Continued

Definitions (Continued)

CD	Certificate of Deposit
CDX.NA.HY.22	Markit CDX North American High Yield
CDX.NA.IG.22	Markit CDX North American Investment Grade High Volatility
CFXS REPO FIX	7 Days Repurchase Fixing Rates
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Crossover
Series 21 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Senior
Financials Series 21
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Series 21
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
MIBOR	Mumbai Interbank Offered Rate
SAFEX	South African Futures Exchange
SOR VWAP	Swap Offer Rate Singapore Dollar Index
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

40  OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

STATEMENT OF INVESTMENTS      June 30, 2014      Unaudited

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$ 21,958,020

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

41  OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT  OF INVESTMENTS      Unaudited / Continued

issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2014 is as follows:

Cost	$33,265,936
Market Value	$805,000
Market value as % of Net Assets	0.01%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review,

42  OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT  OF INVESTMENTS      Unaudited / Continued

Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

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Securities Valuation (Continued)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities

Relevant market information such as the price of underlying

financial instruments, stock market indices, foreign currencies,

interest rate spreads, commodities, or the occurrence of other specific events.

Swaps

Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values,

individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

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Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$37,688,662	$7,859,395	$45,548,057
Mortgage-Backed Obligation	—	18,753,492	—	18,753,492
U.S. Government Obligation	—	133,025,935	—	133,025,935
Foreign Government Obligations	—	5,603,185,154	—	5,603,185,154

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Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table (Continued)
Investments, at Value:
Corporate Bonds and Notes	$—	$2,233,681,711	$16,178,767	$2,249,860,478
Common Stock	—	1,177	—	1,177
Structured Securities	—	26,791,785	6,071,615	32,863,400
Short-Term Notes	—	836,652,040	—	836,652,040
Exchange-Traded Options Purchased	237,573	708,304	—	945,877
Over-the-Counter Options Purchased	—	33,554,047	—	33,554,047
Over-the-Counter Credit Default Swaptions Purchased	—	99,695	—	99,695
Over-the-Counter Interest Rate Swaptions Purchased	—	23,951,506	—	23,951,506
Investment Company	96,435,986	—	—	96,435,986

Total Investments, at Value	96,673,559	8,948,093,508	30,109,777	9,074,876,844
Other Financial Instruments:
Swaps, at value	—	28,779,838	—	28,779,838
Foreign currency exchange contracts	—	69,333,405	—	69,333,405

Total Assets	$96,673,559	$9,046,206,751	$30,109,777	$9,172,990,087

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(3,883,150)	$—	$(3,883,150)
Centrally cleared swaps, at value	—	(9,896,821)	—	(9,896,821)
Options written, at value	—	(28,893,326)	—	(28,893,326)
Foreign currency exchange contracts	—	(131,707,840)	—	(131,707,840)
Swaptions written, at value	—	(22,498,272)	—	(22,498,272)

Total Liabilities	$—	$(196,879,409)	$—	$(196,879,409)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2		Transfers out of Level 2		Transfers into Level 3		Transfers out of Level 3
Assets Table
Investments, at Value:
Structured Securities	$11,751	[a]	$–		$–		$(11,751)	[a]
Corporate Bonds and Notes	–		(17,879,566)	[b]	17,879,566	[b]	–

Total Assets	$11,751		$(17,879,566)		$17,879,566		$(11,751)

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Securities Valuation (Continued)

a.	Transferred from Level 3 to Level 2 due to the availability of market data.
b.	Transferred from Level 2 to Level 3 because of the lack of observable market data.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period

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Risk Exposures and the Use of Derivative Instruments (Continued)

typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative

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Risk Exposures and the Use of Derivative Instruments (Continued)

investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $8,314,305,244 and $6,279,469,946, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

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NOTES TO STATEMENT  OF INVESTMENTS      Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended June 30, 2014, the Fund had an ending monthly average market value of $29,754,216 and $694,316,091 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended June 30, 2014, the Fund had an ending monthly average market value of $20,810,242 and $59,914,931 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

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NOTES TO STATEMENT  OF INVESTMENTS      Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended June 30, 2014, the Fund had an ending monthly average market value of $26,161,300 and $20,861,761 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended June 30, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2013	193,660,800,000	$53,576,063	180,711,880,000	$38,605,259
Options written	2,108,182,958,220	70,776,842	6,411,512,080,000	97,820,911
Options closed or expired	(71,809,440,000)	(5,185,883)	(142,412,550,000)	(12,069,951)
Options exercised	(2,188,135,665,000)	(97,306,456)	(4,146,784,640,000)	(106,739,165)

Options outstanding as of June 30, 2014	41,898,653,220	$21,860,566	2,303,026,770,000	$17,617,054

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared

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Risk Exposures and the Use of Derivative Instruments (Continued)

swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is

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Risk Exposures and the Use of Derivative Instruments (Continued)

recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the period ended June 30, 2014, the Fund had ending monthly average notional amounts of $72,451,209 and $85,656,177 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended June 30, 2014, the Fund had ending monthly average notional amounts of $1,258,007,275 and $2,209,452,566 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the

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Risk Exposures and the Use of Derivative Instruments (Continued)

related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts may decrease exposure to foreign exchange rate risk related to positions held by the Fund.

For the period ended June 30, 2014, the Fund had ending monthly average notional amounts of $99,749,512 and $50,730,990 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to

54  OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT  OF INVESTMENTS      Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the period ended June 30, 2014, the Fund had an ending monthly average market value of $47,839,496 and $81,362,717 on purchased and written swaptions, respectively.

Written swaption activity for the period ended June 30, 2014 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums

Swaptions outstanding as of September 30, 2013	7,750,335,000	$108,644,262
Swaptions written	229,682,903,000	120,463,893
Swaptions closed or expired	(6,017,925,000)	(17,018,112)
Swaptions exercised	(28,260,640,000)	(193,499,066)

Swaptions outstanding as of June 30, 2014	203,154,673,000	$18,590,977

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions

55  OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT  OF INVESTMENTS      Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 30, 2014, the Fund has required certain counterparties to post collateral of $23,440,671.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker,

56  OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT  OF INVESTMENTS      Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of June 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted below. The primary difference between

57  OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT  OF INVESTMENTS      Unaudited / Continued

Federal Taxes (Continued)

book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$8,922,353,536
Federal tax cost of other investments	(53,315,223)

Total federal tax cost	$8,869,038,313

Gross unrealized appreciation	$484,628,528
Gross unrealized depreciation	(312,777,596)

Net unrealized appreciation	$171,850,932

58  OPPENHEIMER INTERNATIONAL BOND FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/8/2014